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                        SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                               DATED MAY 1, 1997

The sentences pertaining to the DIVERSIFIED INCOME PORTFOLIO in the subsection entitled "Portfolio Management" under the subsection entitled "General Portfolio Techniques" in the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" are hereby replaced by the following:

    Peter M. Avelar and Rajesh K. Gupta, Senior Vice Presidents of InterCapital, and Anne Pickrell and Peter J. Seeley, Vice Presidents of InterCapital, are the primary portfolio co-managers of the DIVERSIFIED INCOME PORTFOLIO, Messrs. Avelar and Gupta since the inception of the Portfolio and Ms. Pickrell and Mr. Seeley since February 1998. Messrs. Avelar and Gupta and Ms. Pickrell have been portfolio managers at InterCapital for over five years. Prior to joining InterCapital in July 1994, Mr. Seeley was a portfolio manager at Nikko Capital Management.

February 2, 1998